Exhibit 10.4
AMENDMENT TO NON-RECOURSE
INDEMNITY AND SECURITY AGREEMENT
THIS AMENDMENT TO NON-RECOURSE INDEMNITY AND SECURITY AGREEMENT (this “Amendment”), is made and entered into as of February 24, 2009, by and between CAPITALSOUTH BANK, an Alabama banking corporation (the “Bank”), and JAMES C. BOWEN, a resident of Duval County, Florida (“Bowen”), and is joined in by CAPITALSOUTH BANCORP, a Delaware corporation and a registered bank holding company (“CapitalSouth”).
R E C I T A L S:
     A. The Bank and Bowen entered into that certain Non-Recourse Indemnity and Security Agreement, dated September 14, 2007, joined in by CapitalSouth for the purposes of certain provisions (the “Indemnity Agreement”). Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Indemnity Agreement.
     B. Pursuant to Section 1 of the Indemnity Agreement, Bowen agreed to indemnify the Bank and CapitalSouth for certain Claims relating to Covered Loans.
     C. Pursuant to Section 2 of the Indemnity Agreement, Bowen has no liability or obligation with respect to amounts subject to indemnification under Section 1 of the Indemnity Agreement (the “Indemnified Costs”), until the Indemnified Costs incurred or accrued reach Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Threshold Amount”).
     D. Pursuant to Section 3 of the Indemnity Agreement, Bowen is responsible for 50% of all Indemnified Costs above the Threshold Amount up to a maximum amount of $1,500,000 (the “Maximum Amount”).
     E. Pursuant to Section G of the recitals to the Indemnity Agreement, Bowen agreed that a Promissory Note in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) would be made by CapitalSouth in favor of Bowen (the “Pledged Note”), and the Pledged Note would be used as security for Bowen’s indemnification obligations under the Indemnity Agreement.
     F. Pursuant to that certain Restructuring Agreement dated September 30, 2008, by and among CapitalSouth and Bowen, CapitalSouth and Bowen agreed to reduce the Maximum Amount to $500,000 and replace the Pledged Note with a new promissory note in the original principal amount of $500,000 made by CapitalSouth in favor of Bowen (“Bowen Note II”)
     G. CapitalSouth, the Bank and Bowen now desire to amend the Indemnity Agreement to (i) reflect the change in the Maximum Amount to $500,000 and (ii) replace the Pledged Note with Bowen Note II, all on the terms provided herein.

A G R E E M E N T:
     NOW, THEREFORE, in consideration of the Ten Dollars ($10.00) and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Recitals Confirmed. The recitals herein are true and correct.
     2. Amendment to the Indemnity Agreement. The Indemnity Agreement is hereby amended as follows:
          (i) In Section G of the recitals to the Indemnity Agreement, the term “(the “Pledged Note”)” shall be deleted in its entirety, and term “Pledged Note” shall be defined to mean Bowen Note II everywhere that term appears in the Indemnity Agreement.
          (ii) In Section 5 of the Indemnity Agreement, the term “One Million Five Hundred Thousand Dollars ($1,500,000)” shall be deleted in its entirety and in its place shall be inserted “Five Hundred Thousand Dollars ($500,000).”
     3. Continuing Effect of Indemnity Agreement. Except as expressly amended hereby, the Indemnity Agreement remains in full force and effect in accordance with its terms.
     4. Governing Law. This Amendment shall be governed by, and shall be construed in accordance with, the laws of the State of Alabama, without regard to principles governing conflicts of law, and all applicable laws of the United States of America.
     5. Modification. No modification, amendment or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by all parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
     6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but when taken together all such counterparts shall constitute but one agreement, and any party may execute this Amendment by executing any one or more of such counterparts.
     7. Successors and Assigns, etc. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns.
     8. Captions. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed and delivered as of the date first above written.

CAPITALSOUTH BANCORP

By:	/s/ W. Dan Puckett

Name:	W. Dan Puckett
Its:	Chairman and Chief Executive Officer

CAPITALSOUTH BANK

By:	/s/ W. Dan Puckett

Name:	W. Dan Puckett
Its:	Chairman and Chief Executive Officer

/s/ James C. Bowen		[L.S.]

James C. Bowen

STATE OF ALABAMA	)
:
JEFFERSON COUNTY	)
     I, the undersigned, a notary public in and for said county in said state, hereby certify that W. Dan Puckett whose name as Chairman and CEO of CAPITALSOUTH BANCORP, a Delaware corporation and a registered bank holding company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.
     Given under my hand and official seal this 24th day of February, 2009.

/s/ Karen Ball

Notary Public

[NOTARIAL SEAL]	My commission expires: 10/16/12

STATE OF ALABAMA	)
:
JEFFERSON COUNTY	)
     I, the undersigned, a notary public in and for said county in said state, hereby certify that W. Dan Puckett whose name as Chairman and CEO of CAPITALSOUTH BANK, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.
     Given under my hand and official seal this 24th day of February, 2009.

/s/ Karen Ball

Notary Public

[NOTARIAL SEAL]	My commission expires: 10/16/12

STATE OF GEORGIA	)
:
WORTH COUNTY	)
     I, the undersigned, a notary public in and for said county in said state, hereby certify that James C. Bowen, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date.
     Given under my hand and official seal this 24th day of February, 2009.

/s/ Judy S. Martin

Notary Public

[NOTARIAL SEAL]	My commission expires: 7/24/12